Capital Markets Update September 2021 Exhibit 99.1

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding the potential impact of the COVID-19 pandemic on our business, statements regarding expected operating performance and results, property stabilizations, property acquisition and disposition activity, joint venture activity, development and renovation activity and other capital expenditures, and capital raising and financing activity, as well as lease pricing, revenue and expense growth, occupancy, supply level, job growth, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, as described below, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements: the COVID-19 pandemic and measures taken or that may be taken by federal, state and local governmental authorities to combat the spread of the disease; inability to generate sufficient cash flows due to unfavorable economic and market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors; exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry and sector; adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase rental rates, competition, our ability to identify and consummate attractive acquisitions or development projects on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns; failure of new acquisitions to achieve anticipated results or be efficiently integrated; failure of development communities to be completed within budget and on a timely basis, if at all, to lease-up as anticipated or to achieve anticipated results; unexpected capital needs; material changes in operating costs, including real estate taxes, utilities and insurance costs; inability to obtain appropriate insurance coverage at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverage; ability to obtain financing at favorable rates, if at all, and refinance existing debt as it matures; level and volatility of interest or capitalization rates or capital market conditions; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on financing; the effect of any rating agency actions on the cost and availability of new debt financing; the effect of the phase-out of the London Interbank Offered Rate, or LIBOR, as a variable rate debt benchmark by the end of 2021 and the transition to a different benchmark interest rate; significant decline in market value of real estate serving as collateral for mortgage obligations; significant change in the mortgage financing market that would cause single-family housing, either as an owned or rental product, to become a more significant competitive product; our ability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, the ability of MAALP to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of our taxable REIT subsidiaries to maintain their status as such for federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; inability to attract and retain qualified personnel; cyber liability or potential liability for breaches of our or our service providers’ information technology systems, or business operations disruptions; potential liability for environmental contamination; adverse legislative or regulatory developments; extreme weather, natural disasters, disease outbreak and public health events; legal proceedings or class action lawsuits; compliance costs associated with numerous federal, state and local laws and regulations; and other risks identified in reports we file with the Securities and Exchange Commission from time to time, including those discussed under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. We undertake no duty to update or revise any forward-looking statements appearing in this presentation to reflect events, circumstances or changes in expectations after the date of this presentation. REGULATION G This presentation contains certain non-GAAP financial measures within the meaning of the Securities Exchange Act of 1934, as amended. Our definitions of such non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures can be found in the accompanying Appendix and under the “Filings & Financials – Quarterly Results” navigation tab on the “For Investors” page of our website at www.maac.com.

Creating Value Through The Full Market Cycle

1
Differentiated Portfolio Strategy

- MAA is uniquely diversified and balanced across the high-growth Sunbelt region, appealing to the largest segment of the rental market, which drives strong demand and greater stability.

2
Outlook & Update

- Portfolio strategy supports above-sector-average performance expectations.
- MAA's differentiated approach and strategy has delivered long-term total shareholder return outperformance.

3
Technology Initiatives & Innovation

- MAA's focus on technology at both the property and corporate level drive additional value and competitive advantage.
- Smart home installations and bulk internet program expected to enhance 2021 revenue.
- Advances in website lead generation technology and virtual leasing expand our ability to reach prospective residents.

4
Robust Redevelopment Program

- MAA's proven unit interior redevelopment program enhances long-term earnings potential.
- Significant opportunities remain throughout portfolio.
- Additional and more extensive property repositioning activity is expected to drive additional property level rent growth.

5
External Growth Opportunities

- MAA's focus on the high-growth Sunbelt region for over 25 years, superior track record of closing performance and strong balance sheet drive robust deal flow.
- Expanded growth platform through in-house new development operation.
- JV development program "pre-purchases" drive additional external growth opportunity.

6
Balance Sheet Strength

- MAA maintains a strong investment grade balance sheet and strong dividend payout ratio - positioning us well to pursue new growth opportunities and offering protection from potential downside pressures.

7
Sustainability

- MAA's sustainability commitment is a key part of how we provide exceptional service and long-term value for our stakeholders.

MAA

Unique Market Diversification and Submarket Balance across the Sunbelt Region 4 1 Based on gross asset value at 6/30/2021 for total multifamily portfolio 2 Average effective rent/unit for 2Q 2021 of $1,350 or higher for A to A+ and below $1,350 for B to B+ for total multifamily portfolio 3 Garden style = 3 stories or less; Mid-rise = 4 to 9 stories; High rise = 10+ stories Source: Company and Company 2Q 2021 Earnings Release Supplemental DIVERSIFIED WITHIN SUBMARKETS1 DIVERSIFIED IN PRICE POINTS1,2 DIVERSIFIED IN ASSET TYPES1,3 67.1% 289 SAME STORE COMMUNITIES 97,003 SAME STORE UNITS

Cumulative Rent Growth Projections: 2021-2025 Strong Rent Growth Prospects for Sunbelt Markets 5 Source: Yardi Matrix Bulletin, April 2021; Green Street, company data

2021 Same Store Outlook 6

2021 Core FFO and Investment Outlook 7 1 In this context, per Share means per diluted common share and unit. 2 Net income per diluted common share is expected to be in the range of $3.79 to $3.99 per diluted common share ($3.89 at the midpoint) for the full year 2021. A reconciliation of Net Income per diluted common share to Core FFO per Share for 2021 guidance can be found in the accompanying Appendix. 3 MAA does not forecast Net income per diluted common share on a quarterly basis as MAA cannot predict the timing of forecasted acquisition and disposition activity within a particular quarter (rather than during the course of the full year). 4 Expectations for the full year 2021

2021 Operating Update 8

High Quality Resident Profile + Affordable Rents = Solid Collections Performance and Rent Growth Opportunity 9

Continued Low Resident Turnover 10 Throughout the pandemic our total move outs to a single family home have stayed within the historical average (range of 25% - 27%). Trailing 12 Month Resident Turnover % of Total Move Outs to Rent or Buy Single Family Homes Resident Turnover and Move Outs Associated with Single Family Housing Remain Low

Technology Advances Enhance Operations and Add Value

Smart Home Technology Roll-out Continues

20K – 25K installs planned for 2021

2020 and 2021 Roll-out

- Mobile control of lights, thermostat and security as well as leak monitoring provides additional resident value
- Additional synergy opportunities in repairs and maintenance, capex, and vacant and house electric charges
- Continued enhancement and expansion will enhance quality of self touring experience
- Installed approximately 24K units in 2020
- Installed approximately 21.5K units through Q2 2021
- Approximately $25 per unit additional monthly rent revenue


MOBILE APP
LIGHTING CONTROL
SMART LOCK
SMART THERMOSTAT
VOICE CONTROL
LEAK SENSORS





Double Play Bulk Internet Roll-out Nears Completion

High-Speed Internet added to Bulk Cable Program

- Program initiated in the back half of 2019 adds high-speed internet access at discounted price to residents
- Opportunity exists for approximately half of the Same Store Portfolio
- Contracts are in place for 92% of all available units, with NOI growth contribution of approximately 70bps in 2020.
- Projected 2021 benefit of 10-20bps of NOI growth

Other Programs Recently Completed or Currently in Review/Testing Phase

- ☑ **Improvements to Intranet, Digital Content and Training for Employees**
- ☑ **Enhanced Online Recruiting Tools**
- ☑ **Utility Monitoring Enhancements**
- ☑ **SightPlan – Mobile Inspections for Service Technicians**
- ☑ **Enhanced Company Website and Data Analysis**
- ☑ **Virtual Leasing: Artificial Intelligence, Chat, CRM, and Prospect Engagement Tools**

MAA 11

12 MAA continues to adopt, develop and deploy innovative solutions to enhance our leasing efficiency and effectiveness as well as our online presence Adapting our approach as prospects’ needs change, multiple tour options available including contactless visits Prominent Call to Action buttons to increase and accelerate conversions Personalization strategy focuses on increasing and accelerating online conversions using targeted content as well as making desired content easier to find Online conversion tool guides prospects throughout their rental journey with an interactive and personalized experience Community features, floor plans, points of interest and more tailored to each prospect MAA’s Next Generation Platform Expands and Upgrades Leasing Toolbox Objective to create a multi-functional and fully integrated self-service/self-touring leasing platform Technology rollout staggered with careful piloting of complementary platforms Investments expected to aid in driving more leads and higher conversion rates with implications for personnel expense savings in the long-term Continuous Search Engine Optimization enhancements help keep MAA at top of page Online Reputation Management increases digital curb appeal through online reviews Google Analytics provides concrete data for strategic implementations on the website Virtual Leasing Platform Creates Competitive Advantage

13 Unit Interior Upgrades Will Drive Higher Value over Next Two to Three Years Property Redevelopment Program Opportunity Approximately 11K units remaining for redevelopment across Same Store portfolio with potential to create additional rent growth value SCOPE Redevelopments are performed on turn at select communities (properties remain in Same Store group), minimizing down time and allowing us to continually refine the program with real-time improvements Standard program includes kitchen and bath upgrades Stainless ENERGY STAR rated appliances Counter top replacement Updated cabinetry Water efficient plumbing fixtures Energy efficient light fixtures Flooring ~21K unit upgrades over last 3 years PROGRAM RESULTS Kitchen Update MAA Gateway, Charlotte, NC Before After Redevelopment Program provides opportunity to further green our portfolio.

Future Redevelopment Opportunity 14 Potential for Continued Value Capture Remains MAA REDEVELOPMENT PIPELINE Currently Identified Redevelopment Opportunity Top 10 2021 Markets For Redevelopment Atlanta, GA Tampa, FL Charlotte, NC Dallas, TX Washington, DC Phoenix, AZ Nashville, TN Raleigh/Durham, NC Orlando, FL Charleston, SC 11K units of opportunity

15 Repositioning Select Properties to Drive Additional Value MAA Buckhead, Atlanta, GA Updated Leasing Centers Conference Areas to Support Remote Work Exterior Amenities for Today’s Lifestyles MAA Stratford, Atlanta, GA MAA McKinney, Dallas, TX Dramatic Transformations MAA Worthington, Dallas, TX Property Repositioning Program Thoughtful Upgrades to Maximize Revenue Program differentiated from kitchen/bath redevelopment – includes upgrade of amenities, exteriors and common areas to keep pace with market demand Candidates evaluated on location, potential for rent growth, competition and incoming supply Expected 2021 investment of $28-$30M which includes continued spending on projects started in 2020 (average 8% cash on cash return) 8 NEW projects expected in 2021 Before After

Development Program Supports Balanced and Diversified Portfolio Strategy 16 Novel Daybreak, Salt Lake City, UT Novel West Midtown, Atlanta, GA MAA Windmill Hill, Austin, TX Sand Lake, Orlando, FL MAA Park Point, Houston, TX MAA Westglenn, Denver, CO Novel Val Vista, Phoenix, AZ MAA Robinson, Orlando, FL

Development Pipeline and Lease-ups Poised To Deliver Value 17 Established history and success of disciplined capital deployment will govern growth through new development Design and investment managed from an owner/operator perspective; long-term margins optimized Spread between forecasted cost basis and current cap rates supports value accretion of approximately $165M from the current pipeline1 New projects started in Salt Lake City (new market) and Atlanta in 2Q 2021; new start expected in Denver 2H 2021 Source: Company 2Q 2021 Earnings Release Supplemental 1 Based on 5.0% Nominal Cap Rate; includes 2Q 2021 development and lease-up pipeline 2 Communities are considered stabilized after achieving 90% average physical occupancy for 90 days 3 MAA owns 95% of the joint venture that owns this property with a right to purchase the remainder after stabilization 4 MAA owns 80% of the joint venture that owns this property with a right to purchase the remainder after stabilization

Investment Grade Balance Sheet 18 Note: Total Capitalization is defined here as common shares and units outstanding multiplied by the closing stock price on 6/30/2021, plus total debt outstanding at 6/30/2021, plus Preferred stock ($50 redeemable stock price multiplied by total shares outstanding). 1 At 6/30/2021, there was no outstanding balance on the revolving credit facility. 2 Corporate credit rating assigned to MAA and MAALP 3 Corporate credit rating assigned to MAALP, the operating partnership of MAA

Strong Balance Sheet and Manageable Debt Maturity Profile 19 1 MAA calculations as specifically defined in Mid-America Apartments, L.P.’s debt agreements. 2 Sector average represents publicly disclosed sector equivalent. 3 Sector constituents include AVB, CPT, EQR, ESS and UDR; data is from 2Q 2021 company filings 4 Adjusted EBITDAre in this calculation represents the trailing twelve month period ended June 30, 2021. A reconciliation of the following items and an expanded discussion of their respective components can be found in the accompanying Appendix: (i) EBITDA, EBITDAre and Adjusted EBITDAre to Net income; and (ii) Net Debt to Unsecured notes payable and Secured notes payable. 1 1 Debt excluding unsecured revolving credit facility and unsecured commercial paper program.

20 A Brighter View for Today and Tomorrow: Our Sustainability Commitment 34% Improvement over Prior Year 2020 Achievements Public GRESB Assessment | Corporate Responsibility Report 30 30 GRESB SCORE GREEN STAR MANAGEMENT SCORE PERFORMANCE SCORE Available on “For Investors” page at www.maac.com 2018 – 2028 REDUCTION GOALS SETTING MEASURABLE TARGETS IMPROVING DISCLOSURES IMPLEMENTING PROGRAMS FOCUSED ON THE ENVIRONMENT LED lighting retrofits in interior and exterior common areas Incorporating energy and water efficient options in redevelopment program Routine unit maintenance and audits ENERGY STAR appliances on replacements Smart Home technology roll-out throughout portfolio Smart irrigation controls and monitoring Landscapes with drought tolerant plantings and turf reduction through xeriscaping Real time water use monitoring at sub-metered communities ENERGY STAR benchmarking and certifications Green Building Certification for all new developments Community and office recycling programs As part of our ongoing mission to provide exceptional service and superior value to our stakeholders, we are committed to the responsible stewardship of our resources and the enhancement of programs that support our environmental, social and governance practices. We demonstrate this commitment by SCALE RANGE 1: LOW RISK 10: HIGH RISK

SUPPORTING OUR ASSOCIATES’ WELL--BEING 21 A Brighter View for Today and Tomorrow: Our Sustainability Commitment Responsive service program and routine surveys Online resident portal for ease of transactions, service request submission and communication Property amenities to promote healthy lifestyles Ongoing resident engagement and events CARING FOR OUR BROADER COMMUNITY Open Arms, now in its 27th year, continues its mission to provide fully-furnished apartment homes in MAA’s existing communities to individuals and families who must travel for critical medical treatment. FOCUSING ON DIVERSITY AND INCLUSION Inclusive Diversity Council Unconscious Bias Training for Leaders Required Annual Training on Harassment and Discrimination for all Associates Culture Committee HEALTH & WELLNESS Comprehensive Medical, Dental and Vision Insurance; Flexible Spending Accounts; Employee Assistance Program FINANCIAL WELL-BEING Competitive Pay; Incentive Bonuses; 401(k) Savings Plan with Company Match; Rent Discount CAREER DEVELOPMENT Ongoing Education and Training Opportunities; Tuition & Certification Reimbursement; Career Mentor Program; Leadership Development BELONGING Strong Company Culture; Robust Communication & Recognition Programs; Inclusive Diversity Council; Associate Surveys; Disaster Relief Program ELEVATING THE RESIDENT EXPERIENCE

Performance for Shareholders 22 Steady Annual Core FFO Growth SOURCE: S&P Global 1 Peer average includes multifamily peers: AVB, CPT, EQR, ESS and UDR & excludes MAA

Appendix 23 At June 30, 2021 Reconciliation of Non-GAAP Financial Measures Definitions of Non-GAAP Financial Measures and Other Key Terms

Reconciliation of Non-GAAP Financial Measures 24 (1) Included in Other non-operating (income) expense in the Consolidated Statements of Operations. (2) For the three and six months ended June 30, 2021, $6.3 million and $7.9 million, respectively, of gains from unconsolidated limited partnerships are offset by $1.3 million and $1.7 million, respectively, of income tax expense. For the three and six months ended June 30, 2020, $5.0 million and $4.9 million, respectively, of gains from unconsolidated limited partnerships are offset by $0.7 million of income tax expense. (3) During the six months ended June 30, 2021, MAA incurred $37.3 million in casualty losses related to winter storm Uri (primarily building repairs, landscaping and asset write-offs). The majority of the storm costs are expected to be reimbursed through insurance coverage. A receivable has been recognized in Other non-operating (income) expense for the amount of the recorded losses that MAA expects to be recovered. Additional costs related to the storm that are not expected to be recovered through insurance coverage, along with other unrelated casualty losses and recoveries, are reflected in this adjustment. The adjustment is primarily included in Other non-operating (income) expense in the Consolidated Statements of Operations. (4) Included in Interest expense in the Consolidated Statements of Operations. (5) During the three and six months ended June 30, 2021, MAA spent $11.9 million and $14.2 million, respectively, in reconstruction-related capital expenditures due to winter storm Uri.

Reconciliation of Non-GAAP Financial Measures 25

Reconciliation of Non-GAAP Financial Measures 26 (1) Included in Other non-operating (income) expense in the Consolidated Statements of Operations. (2) For the three and twelve months ended June 30, 2021, $6.3 million and $8.6 million, respectively, of gains from unconsolidated limited partnerships are offset by $1.3 million and $1.8 million, respectively, of income tax expense. For the three months ended June 30, 2020, $5.0 million of gains from unconsolidated limited partnerships are offset by $0.7 million of income tax expense. For the twelve months ended December 31, 2020, $5.6 million of gains from unconsolidated limited partnerships are offset by $0.8 million of Income tax expense. (3) During the twelve months ended June 30, 2021, MAA incurred $37.3 million in casualty losses related to winter storm Uri (primarily building repairs, landscaping and asset write- offs).  The majority of the storm costs are expected to be reimbursed through insurance coverage.  A receivable has been recognized in Other non-operating (income) expense for the amount of the recorded losses that MAA expects to be recovered.  Additional costs related to the storm that are not expected to be recovered through insurance coverage, along with other unrelated casualty losses and recoveries, are reflected in this adjustment.  The adjustment is primarily included in Other non-operating (income) expense in the Consolidated Statements of Operations.   (4) Included in Interest expense in the Consolidated Statements of Operations.

Reconciliation of Non-GAAP Financial Measures 27

Reconciliation of Non-GAAP Financial Measures 28 (1) Non-Core items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, adjustments for gains or losses from unconsolidated limited partnerships, net casualty gain or loss, gain or loss on debt extinguishment, non-routine legal costs and settlements, COVID-19 related costs, and mark-to-market debt adjustments.

Definitions of Non-GAAP Financial Measures 29 Adjusted EBITDAre For purposes of calculations in this release, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDAre, represents EBITDAre further adjusted for items that are not considered part of MAA’s core operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, adjustments for gains or losses from unconsolidated limited partnerships, net casualty gain or loss, gain or loss on debt extinguishment, non-routine legal costs and settlements, COVID-19 related costs and mark-to-market debt adjustments. As an owner and operator of real estate, MAA considers Adjusted EBITDAre to be an important measure of performance from core operations because Adjusted EBITDAre does not include various income and expense items that are not indicative of operating performance. MAA’s computation of Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Adjusted EBITDAre. Adjusted EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance.   Core Adjusted Funds from Operations (Core AFFO) Core AFFO is composed of Core FFO less recurring capital expenditures. Core AFFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers Core AFFO to be an important measure of performance from operations because Core AFFO measures the ability to control revenues, expenses and recurring capital expenditures.   Core Funds from Operations (Core FFO) Core FFO represents FFO as adjusted for items that are not considered part of MAA’s core business operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, adjustments for gains or losses from unconsolidated limited partnerships, net casualty gain or loss, gain or loss on debt extinguishment, non-routine legal costs and settlements, COVID-19 related costs and mark-to-market debt adjustments. While MAA's definition of Core FFO may be similar to others in the industry, MAA’s methodology for calculating Core FFO may differ from that utilized by other REITs and, accordingly, may not be comparable to such other REITs. Core FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that Core FFO is helpful in understanding its core operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance.   EBITDA For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA does not include various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income as an indicator of operating performance.   EBITDAre For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or EBITDAre, is composed of EBITDA further adjusted for the gain or loss on sale of depreciable asset sales and plus adjustments to reflect MAA’s share of EBITDAre of unconsolidated affiliates. As an owner and operator of real estate, MAA considers EBITDAre to be an important measure of performance from core operations because EBITDAre does not include various expense items that are not indicative of operating performance. While MAA’s definition of EBITDAre is in accordance with NAREIT’s definition, it may differ from the methodology utilized by other companies to calculate EBITDAre. EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Funds Available for Distribution (FAD) FAD is composed of Core FFO less total capital expenditures, excluding development spending and property acquisitions. FAD should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and total capital expenditures.

Definitions of Non-GAAP Financial Measures 30 Funds From Operations (FFO) FFO represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gains or losses on disposition of operating properties and asset impairment, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests, and adjustments for joint ventures. Because net income attributable to noncontrolling interests is added back, FFO, when used in this document, represents FFO attributable to the Company. While MAA’s definition of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.   Gross Assets Gross Assets represents Total assets plus Accumulated depreciation. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.   Gross Real Estate Assets Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation and Cash and cash equivalents. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.   Net Debt Net Debt represents Unsecured notes payable and Secured notes payable less Cash and cash equivalents. MAA believes Net Debt is a helpful tool in evaluating its debt position.   Net Operating Income (NOI) Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI by market is a helpful tool in evaluating the operating performance within MAA’s markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.   Same Store NOI Same Store NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Same Store Portfolio during the period. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating the operating performance within MAA's markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Non-Same Store and Other NOI Non-Same Store and Other NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Non-Same Store and Other Portfolio during the period. Non-Same Store and Other NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Non-Same Store and Other NOI is a helpful tool in evaluating the operating performance within MAA’s markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

Definitions of Other Key Terms 31 Average Effective Rent per Unit Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit. Average Physical Occupancy Average Physical Occupancy represents the average of the daily physical occupancy for an applicable period.   Development Communities Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Communities portfolio.   Lease-up Communities New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Communities portfolio until stabilized. Communities are considered stabilized after achieving at least 90% average physical occupancy for 90 days.   Non-Same Store and Other Portfolio Non-Same Store and Other Portfolio includes recently acquired communities, communities in development or lease-up, communities that have been identified for disposition, communities that have undergone a significant casualty loss, stabilized communities that do not meet the requirements defined by the Same Store Portfolio, retail properties and commercial properties.   Same Store Portfolio MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions or events warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized after achieving at least 90% average physical occupancy for 90 days. Communities that have been approved by MAA’s Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have undergone a significant casualty loss are also excluded from the Same Store Portfolio.   Unencumbered NOI Unencumbered NOI represents NOI generated by unencumbered assets (as defined in MAALP’s bond covenants).